UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	September 16, 2013

THE PROCTER & GAMBLE COMPANY
(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

(513) 983-1100	45202
(Registrant's telephone number, including area code)	Zip Code

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE

The Procter & Gamble Company (the "Company") changed our segment reporting structure effective July 1, 2013. This Form 8-K provides pro forma historical segment earnings information for the three months ended June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011 and September 30, 2011, as well as for the twelve months ended June 30, 2013 and June 30, 2012, reflecting the change in the reporting structure of the Company.  This information in no way revises or restates the Consolidated Statement of Earnings, Consolidated Statement of Comprehensive Income, Consolidated Balance Sheets, Consolidated Statement of Shareholders' Equity or Consolidated Statements of Cash Flows for the Company and consolidated subsidiaries for any period.

Fiscal Year 2014 Changes to Global Business Unit ("GBU") Structure
Effective July 1, 2013, the Company implemented a number of changes to our GBU structure, which resulted in changes to our reportable segments. We organized our GBUs into four industry-based sectors, comprised of 1) Beauty, 2) Health and Grooming, 3) Fabric and Home Care, and 4) Baby, Feminine and Family Care. Under U.S. GAAP, the GBUs underlying these sectors will be aggregated into five reportable segments: 1) Beauty, 2) Grooming, 3) Health Care, 4) Fabric Care and Home Care, and 5) Baby, Feminine and Family Care. As a result, Feminine Care transitioned from Health Care to Baby, Feminine and Family Care. Additionally, Pet Care transitioned from Fabric Care and Home Care to Health Care.

The above changes will be reflected in the consolidated financial statements and segment reporting beginning in fiscal year 2014, starting with the Form 10-Q for the three months ended September 30, 2013.  In advance of the Form 10-Q filing, this document provides pro forma sales and earnings information for the affected segments for the three months ended June 30, 2013, March 31, 2013, and December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012, December 31, 2011, and September 30, 2011, as well as for the twelve months ended June 30, 2013 and June 30, 2012.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions)
Segment Earnings Information

	Three Months Ended June 30, 2013
	Previously Reported			Revised
	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings From Continuing Operations	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings From Continuing Operations

Beauty	$ 4,850	$ 533	$ 404	$ 4,850	$ 533	$ 404

Grooming	1,981	536	409	1,981	536	409

Health Care	3,116	547	386	2,221	210	154

Fabric Care and Home Care	6,737	989	624	6,379	1,033	654

Baby, Feminine, and Family Care1	4,192	816	511	5,445	1,109	713

Corporate	(221)	(910)	(452)	(221)	(910)	(452)
Total Company	$ 20,655	$ 2,511	$ 1,882	$ 20,655	$ 2,511	$ 1,882

(1) Previously referred to as the Baby Care and Family Care segment

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions)
Segment Earnings Information

	Three Months Ended March 31, 2013
	Previously Reported			Revised
	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings From Continuing Operations	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings From Continuing Operations

Beauty	$ 4,763	$ 692	$ 535	$ 4,763	$ 692	$ 535

Grooming	1,931	593	444	1,931	593	444

Health Care	3,274	731	493	2,406	459	305

Fabric Care and Home Care	6,587	1,087	693	6,195	1,065	679

Baby, Feminine, and Family Care1	4,277	939	608	5,537	1,233	810

Corporate	(234)	(754)	(182)	(234)	(754)	(182)
Total Company	$ 20,598	$ 3,288	$ 2,591	$ 20,598	$ 3,288	$ 2,591

(1) Previously referred to as the Baby Care and Family Care segment

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions)
Segment Earnings Information

	Three Months Ended December 31, 2012
	Previously Reported			Revised
	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings From Continuing Operations	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings From Continuing Operations

Beauty	$ 5,403	$ 1,138	$ 877	$ 5,403	$ 1,138	$ 877

Grooming	2,119	695	518	2,119	695	518

Health Care	3,267	733	512	2,470	501	350

Fabric Care and Home Care	7,223	1,380	906	6,785	1,338	879

Baby, Feminine, and Family Care1	4,322	945	611	5,557	1,219	800

Corporate	(159)	327	652	(159)	327	652
Total Company	$ 22,175	$ 5,218	$ 4,076	$ 22,175	$ 5,218	$ 4,076

(1) Previously referred to as the Baby Care and Family Care segment

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions)
Segment Earnings Information

	Three Months Ended September 30, 2012
	Previously Reported			Revised
	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings From Continuing Operations	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings From Continuing Operations

Beauty	$ 4,940	$ 852	$ 658	$ 4,940	$ 852	$ 658

Grooming	2,007	634	466	2,007	634	466

Health Care	3,174	758	507	2,322	486	321

Fabric Care and Home Care	6,900	1,369	903	6,503	1,327	877

Baby, Feminine, and Family Care1	3,999	809	512	5,248	1,123	724

Corporate	(281)	(596)	(193)	(281)	(596)	(193)
Total Company	$ 20,739	$ 3,826	$ 2,853	$ 20,739	$ 3,826	$ 2,853

(1) Previously referred to as the Baby Care and Family Care segment

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions)
Segment Earnings Information

	Three Months Ended June 30, 2012
	Previously Reported			Revised
	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings From Continuing Operations	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings From Continuing Operations

Beauty	$ 4,806	$ 544	$ 382	$ 4,806	$ 544	$ 382

Grooming	2,007	534	406	2,007	534	406

Health Care	2,929	496	336	2,104	234	149

Fabric Care and Home Care	6,551	1,002	635	6,127	961	612

Baby, Feminine, and Family Care1	4,099	840	540	5,348	1,143	750

Corporate	(180)	(511)	(86)	(180)	(511)	(86)
Total Company	$ 20,212	$ 2,905	$ 2,213	$ 20,212	$ 2,905	$ 2,213

(1) Previously referred to as the Baby Care and Family Care segment

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions)
Segment Earnings Information

	Three Months Ended March 31, 2012
	Previously Reported			Revised
	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings From Continuing Operations	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings From Continuing Operations

Beauty	$ 4,844	$ 710	$ 523	$ 4,844	$ 710	$ 523

Grooming	1,962	530	398	1,962	530	398

Health Care	3,018	638	411	2,197	399	254

Fabric Care and Home Care	6,595	1,161	716	6,180	1,114	685

Baby, Feminine, and Family Care1	4,153	903	573	5,389	1,189	761

Corporate	(378)	(755)	(188)	(378)	(755)	(188)
Total Company	$ 20,194	$ 3,187	$ 2,433	$ 20,194	$ 3,187	$ 2,433

(1) Previously referred to as the Baby Care and Family Care segment

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions)
Segment Earnings Information

	Three Months Ended December 31, 2011
	Previously Reported			Revised
	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings From Continuing Operations	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings From Continuing Operations

Beauty	$ 5,353	$ 1,014	$ 802	$ 5,353	$ 1,014	$ 802

Grooming	2,202	692	517	2,202	692	517

Health Care	3,183	784	537	2,406	570	386

Fabric Care and Home Care	7,037	1,200	746	6,598	1,148	715

Baby, Feminine, and Family Care1	4,162	816	516	5,378	1,082	698

Corporate	(193)	(1,857)	(1,446)	(193)	(1,857)	(1,446)
Total Company	$ 21,744	$ 2,649	$ 1,672	$ 21,744	$ 2,649	$ 1,672

(1) Previously referred to as the Baby Care and Family Care segment

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions)
Segment Earnings Information

	Three Months Ended September 30, 2011
	Previously Reported			Revised
	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings From Continuing Operations	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings From Continuing Operations

Beauty	$ 5,315	$ 928	$ 683	$ 5,315	$ 928	$ 683

Grooming	2,168	639	486	2,168	639	486

Health Care	3,291	800	542	2,354	481	332

Fabric Care and Home Care	7,071	1,282	818	6,675	1,262	804

Baby, Feminine, and Family Care1	4,079	792	494	5,412	1,131	718

Corporate	(394)	(397)	(24)	(394)	(397)	(24)
Total Company	$ 21,530	$ 4,044	$ 2,999	$ 21,530	$ 4,044	$ 2,999

(1) Previously referred to as the Baby Care and Family Care segment

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions)
Segment Earnings Information

	Twelve Months Ended June 30, 2013
	Previously Reported			Revised
	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings From Continuing Operations	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings From Continuing Operations

Beauty	$ 19,956	$ 3,215	$ 2,474	$ 19,956	$ 3,215	$ 2,474

Grooming	8,038	2,458	1,837	8,038	2,458	1,837

Health Care	12,830	2,769	1,898	9,419	1,656	1,130

Fabric Care and Home Care	27,448	4,825	3,126	25,862	4,763	3,089

Baby, Feminine, and Family Care1	16,790	3,509	2,242	21,787	4,684	3,047

Corporate	(895)	(1,933)	(175)	(895)	(1,933)	(175)
Total Company	$ 84,167	$ 14,843	$ 11,402	$ 84,167	$ 14,843	$ 11,402

(1) Previously referred to as the Baby Care and Family Care segment

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions)
Segment Earnings Information

	Twelve Months Ended June 30, 2012
	Previously Reported			Revised
	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings From Continuing Operations	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings From Continuing Operations

Beauty	$ 20,318	$ 3,196	$ 2,390	$ 20,318	$ 3,196	$ 2,390

Grooming	8,339	2,395	1,807	8,339	2,395	1,807

Health Care	12,421	2,718	1,826	9,061	1,684	1,121

Fabric Care and Home Care	27,254	4,645	2,915	25,580	4,485	2,816

Baby, Feminine, and Family Care1	16,493	3,351	2,123	21,527	4,545	2,927

Corporate	(1,145)	(3,520)	(1,744)	(1,145)	(3,520)	(1,744)
Total Company	$ 83,680	$ 12,785	$ 9,317	$ 83,680	$ 12,785	$ 9,317

(1) Previously referred to as the Baby Care and Family Care segment

This 8-K is furnished pursuant to Item 7.01 “Regulation FD Disclosure”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

                                     BY:  /s/ Susan S. Whaley
                                     Susan S. Whaley
                                     Assistant Secretary
                                     September 16, 2013